UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Concord Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONCORD ACQUISITION CORP

477 Madison Avenue, 22nd Floor

New York, NY 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

To the Stockholders of Concord Acquisition Corp:

You are cordially invited to attend the special meeting (the “special meeting”) in lieu of 2022 annual meeting of stockholders of Concord Acquisition Corp (“Concord,” “Company,” “we,” “us” or “our”) to be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

●

a proposal to amend (the “Charter Amendment”) Concord’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Concord has to consummate a business combination (the “Extension”) from December 10, 2022 to January 31, 2023 (the “Extended Date”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Charter Amendment is to allow Concord more time to complete its proposed business combination (the “Transaction”) pursuant to the Transaction Agreement, dated as of February 16, 2022, by and among Concord, Circle Internet Financial Limited, a private company limited by shares incorporated in Ireland (“Circle”), Circle Internet Finance Public Limited Company (f/k/a Circle Acquisition Public Limited Company), a public company limited by shares incorporated in Ireland (“Topco”) and Topco (Ireland) Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Concord’s initial public offering (“IPO”) prospectus and charter provide that Concord had until June 10, 2022 to consummate an initial business combination (or December 10, 2022 if Concord extended the period of time to consummate an initial business combination, subject to Concord Sponsor Group LLC (the “sponsor”) depositing additional funds into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “trust account”). On June 7, 2022, Circle deposited $2,760,000 into the trust account (the “Extension Payment”), which enabled Concord to extend the period of time it has to consummate its initial business combination from June 10, 2022 to December 10, 2022. While we have entered into the Transaction Agreement, Concord’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 10, 2022 to hold a special meeting to vote for stockholder approval of the Transaction and consummate the Transaction. Accordingly, the Board believes that in order to be able to consummate the Transaction, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Concord has to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment.

Holders (“public stockholders”) of shares of Concord’s Class A common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Concord believes that such redemption right protects Concord’s public stockholders from having to sustain their investments for an unreasonably long period if Concord fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Concord estimates that the per-share pro rata portion of the trust account will be approximately $10.12 at the time of the special meeting, based on $279,177,550 held in the trust account as of June 30, 2022 (which amount includes an increase of $0.10 per public share as a result of the Extension Payment, but does not yet take into account the removal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable). The closing price of Concord’s Class A common stock on [●], 2022 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market. Concord cannot assure stockholders that they will be able to sell their shares of Concord Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment is not approved and we do not consummate a business combination by December 10, 2022, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting.

The Board has fixed the close of business on [●], 2022 as the date for determining Concord stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Concord common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your shares into a pro rata portion of the trust account in the event a business combination is approved and completed (as long as your election is made at least two business days prior to the meeting at which the stockholders’ vote is sought) or Concord has not consummated a business combination by the applicable termination date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment is fair to and in the best interests of Concord and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Under Delaware law and Concord’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: [●], 2022

By Order of the Board of Directors,

Bob Diamond
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment. If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CND.info@morrowsodali.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting, the accompanying proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 annual report”) are available at [●].

Concord ACQUISITION CORP

477 Madison Avenue, 22nd Floor

New York, NY 10022

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Concord Acquisition Corp (“Concord,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102 to consider and vote upon the following proposals:

●

a proposal to amend (the “Charter Amendment”) Concord’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Concord has to consummate a business combination (the “Extension”) from December 10, 2022 to January 31, 2023 (the “Extended Date”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment is essential to the implementation of the plan of the board of directors (the “Board”) to extend the date that Concord has to complete a business combination. The purpose of the Charter Amendment is to allow Concord more time to complete its proposed business combination (the “Transaction”) pursuant to the Transaction Agreement, dated as of February 16, 2022, by and among Concord, Circle Internet Financial Limited, a private company limited by shares incorporated in Ireland (“Circle”), Circle Internet Finance Public Limited Company (f/k/a Circle Acquisition Public Limited Company), a public company limited by shares incorporated in Ireland (“Topco”) and Topco (Ireland) Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Concord’s initial public offering (“IPO”) prospectus and charter provide that Concord had until June 10, 2022 to consummate an initial business combination (or December 10, 2022 if Concord extended the period of time to consummate an initial business combination, subject to Concord Sponsor Group LLC (the “sponsor”) depositing additional funds into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “trust account”). On June 7, 2022, Circle deposited $2,760,000 into the trust account (the “Extension Payment”), which enabled Concord to extend the period of time it has to consummate its initial business combination from June 10, 2022 to December 10, 2022. While we have entered into the Transaction Agreement, Concord’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 10, 2022 to hold a special meeting to vote for stockholder approval of the Transaction and consummate the Transaction. Accordingly, the Board believes that in order to be able to consummate the Transaction, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Concord has to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Holders (“public stockholders”) of shares of Concord’s common stock (“public shares”) sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

Any withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $279,177,550 that was in the trust account as of June 30, 2022. In such event, Concord may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment is not approved and we do not consummate a business combination by December 10, 2022, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is not approved and we do not consummate a business combination by December 10, 2022, we will  (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the issued and outstanding shares of Class A common stock issued in our IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the holders of the public shares (the “public stockholders”), as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Concord’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Concord’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor, has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of Concord and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our Public Shares in the event we do not complete our initial business combination within the required time period may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment proposal will constitute consent for Concord to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Concord to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

The record date for the special meeting is [●], 2022. Record holders of Concord common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [●] outstanding shares of Concord’s common stock. Concord’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2022 and is first being mailed to stockholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Concord is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In December 2020, Concord consummated its IPO from which it derived gross proceeds of $276 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, December 10, 2022). The Board believes that it is in the best interests of the stockholders to continue Concord’s existence until the Extended Date in order to allow Concord more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Q. What is being voted on?

A. You are being asked to vote on:

•      a proposal to amend Concord’s charter to extend the date by which Concord has to consummate a business combination to the Extended Date; and

•      a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment proposal is essential to the implementation of the Board’s plan to extend the date that Concord has to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for Concord to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Concord’s use in connection with consummating a business combination on or before the Extended Date.

Q. Will I have an opportunity to vote for directors at the meeting?

A. Under our charter, holders of our Class B common stock have the exclusive right to elect, remove and replace any director. Our initial stockholders are consequently the only stockholders entitled to elect directors. Our initial stockholders advised that they intend to elect directors to our board of directors pursuant to an action by written consent on or about the date of the special meeting.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Concord cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $279,177,550 million that was in the trust account as of June 30, 2022. In such event, Concord may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by December 10, 2022, or if the Charter Amendment proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Concord’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Concord will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment proposal?

A. Concord’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combination is consummated on or before December 10, 2022. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Concord’s charter. As we explain below, we do not believe Concord will be able to complete the Transaction by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

While we have entered into the Transaction Agreement, the Board currently believes that there will not be sufficient time before December 10, 2022 to hold a special meeting to vote for stockholder approval of the Transaction and consummate the Transaction. Accordingly, our Board believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

Because Concord will not be able to consummate a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which Concord has to complete a business combination.

We believe that given our expenditure of time, effort and money on the Transaction, circumstances warrant providing public stockholders an opportunity to consider the Transaction. Accordingly, the Board is proposing the Charter Amendment to extend Concord’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment?	A. The Board believes stockholders should have an opportunity to evaluate the Transaction. Accordingly, the Board is proposing the Charter Amendment to extend the date by which Concord has to complete a business combination until the Extended Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transaction; without the Extension, the Board does not believe that the Transaction will be able to be consummated.

The affirmative vote of the holders of at least 65% of all the outstanding shares of common stock is required to effect an amendment to Concord’s Charter, including any amendment that would extend its corporate existence beyond December 10, 2022. Additionally, Concord’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Concord’s corporate existence is extended. We believe that this charter provision was included to protect Concord stockholders from having to sustain their investments for an unreasonably long period if Concord failed to find a suitable business combination in the timeframe contemplated by the charter. Given Concord’s expenditure of time, effort and money on the proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction, inasmuch as Concord is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Concord’s charter and IPO prospectus.

Q. How do the Concord insiders intend to vote their shares?	A. All of Concord’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal and, if presented, the Adjournment proposal.

Concord’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by Concord’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Concord’s directors, executive officers and their affiliates beneficially owned and were entitled to vote [●] founder shares, representing approximately [●]% of Concord’s issued and outstanding common stock. Concord’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q. What vote is required to approve each of the proposals?	A. Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of Concord’s outstanding common stock on the record date. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the Adjournment Proposal. With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
Q. What if I don’t want to vote for the Charter Amendment proposal?	A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Concord does not currently anticipate seeking any further extension to consummate a business combination. Concord has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting which is scheduled for [●], 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if Concord does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by December 10, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Concord’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. If the Charter Amendment proposal is approved, what happens next?

A. Concord will continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior to the Extended Date.

Concord is seeking approval of the Charter Amendment because Concord will not be able to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior to December 10, 2022.

Upon approval by holders of at least 65% of the common stock outstanding as of the record date of the Charter Amendment proposal, Concord will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Concord will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Concord’s common stock held by Concord’s directors and officers through the founder shares. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

If the Charter Amendment proposal is approved, but Concord does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Concord’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares at this special meeting, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Concord’s charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Concord’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.
Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of Concord’s common stock. The Adjournment Proposal must be approved by the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting.

With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Holders of our Class A common stock and Class B common stock as of the close of business on [●], 2022, the record date for the meeting, may vote at the special meeting. As of the record date, there were [●] shares of our Class A common stock outstanding and [●] shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock and Class B common stock is entitled to one vote on each matter properly brought before the special meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Concord’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of Concord and its stockholders. The Board recommends that Concord’s stockholders vote “FOR” the Charter Amendment. In addition, if presented, the Board recommends that you vote “FOR” the Adjournment Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Concord’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Concord’s Directors and Officers.”
Q. What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Concord proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Concord stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.
Q. What happens to the Concord warrants if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by December 10, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Q. What happens to the Concord warrants if the Charter Amendment is approved?	A. If the Charter Amendment proposal is approved, Concord will continue to attempt to complete the Transaction by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. Concord urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Concord stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?

A. If you are a holder of record of Concord common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Concord common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Concord common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com], at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Concord shares.
Q. Who is paying for this proxy solicitation?	A. Concord will pay for the entire cost of soliciting proxies. Concord has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. Morrow Sodali LLC will receive a fee of $30,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Concord. In addition, officers and directors of Concord may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?

A. If you have questions, you may write or call Concord’s proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: CND.info@investor.morrowsodali.com

You may also obtain additional information about Concord from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to Concord as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Concord’s views as of any subsequent date and Concord undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of Concord to effect the Charter Amendment or consummate a business combination, including the Transaction;

●	unanticipated delays in the distribution of the funds from the trust account;

●	claims by third parties against the trust account; or

●	the ability of Concord to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as well as in Amendment No. 6 to the Registration Statement on Form S-4 filed by Circle on October 20, 2022. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Concord

We are a Delaware company incorporated in August 2020 for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In September 2020, our initial stockholders purchased an aggregate of 7,187,500 founder shares for an aggregate purchase price of $25,000. On December 2, 2020, our sponsor forfeited 1,150,000 founder shares and CA Co-Investment LLC (an affiliate of one of the underwriters of the IPO) (“CA Co-Investment” and, together with the sponsor, the “sponsors”) forfeited 287,500 founder shares, such that Concord’s initial stockholders owned an aggregate of 5,750,000 founder shares. On December 7, 2020, Concord effected a stock dividend of 1,150,000 shares with respect to Concord’s Class B common stock, resulting in Concord’s initial stockholders holding an aggregate of 6,900,000 founder shares. The net proceeds of the IPO plus the proceeds of the sale of the private placement warrants were deposited in the trust account. As of June 30, 2022, Concord had approximately $279,177,550 in the trust account.

On December 10, 2020, we consummated an IPO of 27,600,000 units, including the issuance of 3,600,000 units as a result of the exercise in full of the underwriters’ over-allotment option, at $10.00 per unit, generating gross proceeds of $276,000,000. Simultaneously with the closing of the offering, we consummated the private placement of 510,289 private units to the sponsor, and 241,711 private units to CA Co-Investment, each at a price of $10.00 per private unit, generating total proceeds of $7,520,000. Following the closing of the IPO, an aggregate of $10.00 per unit sold in the offering was held in the trust account.

The units began trading on December 7, 2020 on the NYSE under the symbol “CND.U.” Commencing on January 28, 2021, the securities comprising the units began separate trading. The units, Class A common stock and warrants are trading on the NYSE under the symbols “CND.U,” “CND,” and “CND WS,” respectively.

On February 16, 2022, we entered into the Transaction Agreement with Circle, Topco, and Merger Sub. Circle is a global financial technology firm that provides internet-native payments and treasury infrastructure. Circle’s mission of raising global economic prosperity through the frictionless exchange of value is being met through a series of transaction and treasury services that help businesses and financial institutions globally to take advantage of the shift to a digital asset and blockchain powered global financial system. Circle is the principal operator of a U.S. dollar digital stablecoin, USD Coin (USDC).

On June 7, 2022, Circle deposited $2,760,000 into the trust account, representing $0.10 per public unit sold in the IPO, which enabled us to extend the period of time we have to consummate our initial business combination by six months from June 10, 2022 to December 10, 2022.

The mailing address of Concord’s principal executive office is Concord Acquisition Corp, 477 Madison Avenue, 22nd Floor, New York, New York 10022, and its telephone number is (212) 883-4330.

The Transaction

The proposed Transaction qualifies as an initial business combination under Concord’s charter, but our Board does not believe that we will be able to complete the Transaction by December 10, 2022. The Charter Amendment is essential to allowing Concord more time to seek to obtain approval for the Transaction at a special meeting of its stockholders and to consummate the Transaction prior to the Extended Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. Concord believes that given its expenditure of time, effort and money on the proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction.

You are not being asked to vote on the Transaction at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting of Concord’s stockholders will be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia, 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Concord’s common stock at the close of business on [●], 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Concord’s warrants do not carry voting rights.

Votes Required. The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. The Adjournment Proposal must be approved by the affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal.

At the close of business on the record date, there were [●] outstanding shares of common stock, including [●] public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for [●], 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Concord has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $30,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Concord. In addition, officers and directors of Concord may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Concord will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Concord may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Concord is proposing to amend its charter to extend the date by which Concord has to consummate a business combination from December 10, 2022 to the Extended Date.

The Charter Amendment is essential to the implementation of the Board’s plan to allow Concord more time to consummate a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by December 10, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. A copy of the proposed amendment to the charter of Concord is attached to this proxy statement as Annex A.

Reasons for the Proposal

Concord’s IPO prospectus and charter provide that Concord has until December 10, 2022 to consummate a business combination. The proposed Transaction qualifies as an initial business combination under Concord’s charter, but the Company will not be able to complete the Transaction by December 10, 2022. The Charter Amendment is essential to allowing Concord more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the Transaction. Approval of the Charter Amendment is a condition to the implementation of the Extension. Concord believes that given its expenditure of time, effort and money on the proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend Concord’s corporate existence. Additionally, Concord’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Concord’s corporate existence is extended as described above. Because Concord continues to believe that a business combination would be in the best interests of Concord’s stockholders, and because Concord will not be able to consummate a business combination within the permitted time period, Concord has determined to seek stockholder approval to extend the date by which Concord has to complete a business combination beyond December 10, 2022 to the Extended Date.

We believe that the foregoing charter provisions were included to protect Concord stockholders from having to sustain their investments for an unreasonably long period, if Concord failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Concord’s time, effort and money on the proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction, inasmuch as Concord is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Concord’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal is not approved and we have not consummated a business combination by December 10, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Concord’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Concord’s warrants which will expire worthless in the event we wind up. Concord will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before December 10, 2022, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment proposal is approved, Concord will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Concord will remain a reporting company under the Exchange Act and its units, Class A common stock and warrants will remain publicly traded. Concord will then continue to work to complete a business combination by the Extended Date. Notwithstanding stockholder approval of the Charter Amendment proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

If the Charter Amendment proposal is approved, but Concord does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Concord’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. Concord will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Concord’s net asset value. Concord cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $279,177,550 that was in the trust account as of June 30, 2022.

Redemption Rights

If the Charter Amendment proposal is approved, we will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of June 30, 2022, this would amount to approximately $10.12 per share, based on $279,177,550 held in the trust account as of June 30, 2022 (which amount includes an increase of $0.10 per public share as a result of the Extension Payment, but does not yet take into account the removal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable). The closing price of Concord’s common stock on [●], 2022 was $[●], 2022. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor, has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of Concord and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our taxes payable.

In the event that the proceeds in the trust account are reduced below the lesser of: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in certain instances. For example, the cost of such legal action may be deemed by the independent directors to be too high relative to the amount recoverable or the independent directors may determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of holders of at least 65% of Concord’s common stock outstanding on the record date. If the Charter Amendment proposal is not approved and Concord is unable to complete a business combination on or before December 10, 2022, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. All of Concord’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, directors and executive officers of Concord and their affiliates beneficially owned and were entitled to vote [•] shares of common stock representing approximately [•]% of Concord’s issued and outstanding common stock.

Interests of Concord’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Concord’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●

If the Charter Amendment is not approved and we do not consummate a business combination by December 10, 2022 as contemplated by our IPO prospectus and in accordance with our charter, the 6,030,289 shares of common stock held by Concord officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 510,289 private warrants that were acquired simultaneously with the IPO and over-allotment by our sponsor for an aggregate purchase price of $5,102,890, which will expire. Such common stock and warrants had an aggregate market value of approximately $[•] based on the last sale price of Concord’s common stock and warrants of $[•] and $[•], respectively, on NYSE on [•], 2022;

●

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by Concord for services rendered, contracted for or products sold to the Concord;

●

All rights specified in Concord’s charter relating to the right of officers and directors to be indemnified by Concord, and of Concord’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Concord liquidates, Concord will not be able to perform its obligations to its officers and directors under those provisions;

●	None of Concord’s executive officers or directors has received any cash compensation for services rendered to Concord. All of the current members of Concord’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and Bob Diamond, Concord’s chairman of the Board, is expected to continue to serve as a director following the consummation of the proposed Transaction and receive compensation thereafter;

●	Our sponsor has the ability to loan to Concord up to $350,000, which was evidenced by an unsecured promissory note, which is payable without interest upon consummation of a business combination. In the event that Concord does not complete an initial business combination, it may use a portion of the working capital held outside the trust account to repay such loaned amount but no proceeds from the trust account may be used for such repayment. Accordingly, Concord will most likely be unable to repay the loan if a business combination is not completed;

●

Concord has entered into an Administrative Services Agreement with our sponsor, pursuant to which, Concord pays $10,000 per month for office space, administrative and support services. Upon the earlier of completion of a business combination or liquidation, Concord will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 24 payments originally contemplated, if the Charter Amendment is implemented.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, Concord and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated in August 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 10, 2020, we consummated an IPO of 27,600,000 units, including the issuance of 3,600,000 units as a result of the exercise in full of the underwriters’ over-allotment option, at $10.00 per unit, generating gross proceeds of $276,000,000. Simultaneously with the closing of the offering, the Company consummated the private placement of 510,289 units to the sponsor, and 241,711 units to CA Co-Investment, each at a price of $10.00 per private unit, generating total proceeds of $7,520,000. Following the closing of the IPO, an aggregate of $276,000,000 was held in the trust account.

Concord’s IPO prospectus and charter provide that Concord has until December 10, 2022 to consummate a business combination. The proposed Transaction with Topco qualifies as an initial business combination under Concord’s charter, but Concord will not be able to complete the Transaction by December 10, 2022. The Charter Amendment is essential to allowing Concord more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the Transaction prior to the Extended Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. Concord believes that given its expenditure of time, effort and money on the Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend Concord’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Concord’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Concord’s corporate existence is extended as described above. Because Concord continues to believe that a business combination would be in the best interests of Concord’s stockholders, and because Concord will not be able to consummate a business combination within the permitted time period, Concord has determined to seek stockholder approval to extend the date by which Concord has to complete a business combination beyond December 10, 2022 to the Extended Date.

Concord is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to Concord’s charter that would extend its corporate existence beyond December 10, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, Concord’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Concord’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Concord stockholders from having to sustain their investments for an unreasonably long period, if Concord failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Concord’s expenditure of time, effort and money on the proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction, inasmuch as Concord is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Concord’s charter and IPO prospectus.

After careful consideration of all relevant factors, Concord’s board of directors determined that the Charter Amendment is fair to and in the best interests of Concord and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under our Amended and Restated Certificate of Incorporation) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Charter Amendment proposal.

Required Vote

If a majority of the votes cast present in person or by proxy and voting on the matter at the special meeting vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

All of Concord’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. On the record date, directors and executive officers of Concord and their affiliates beneficially owned and were entitled to vote [●] shares of common stock representing approximately [●]% of Concord’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that, if presented, you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of [●], 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. In the table below, percentage of outstanding common stock is based on 35,252,000 shares of common stock outstanding as of [●], 2022, of which 28,352,000 were shares of Class A common stock and 6,900,000 were shares of Class B common stock.

	Number of Shares Beneficially Owned		Percentage of Outstanding common stock
Name and Address of Beneficial Owner(1)
Concord Sponsor Group LLC(2)	5,940,289	(3)	16.9%
Kenneth Griffin(4)	1,800,094		5.1%
Bob Diamond		(5)	—
Jeff Tuder		(5)	—
Michele Cito		(5)	—
David Schamis		(5)	—
Peter Ort	30,000	(6)	*
Thomas King	30,000	(6)	*
Larry Leibowitz	30,000	(6)	*
All directors and executive officers as a group (7 individuals)	90,000	(5)(6)	*
Azora Capital LP(7)	1,884,570		5.4%
ARK Investment Management LLC(8)	3,172,051		9.0%
Sculptor Capital LP (9)	2,853,002		8.1%
683 Capital Partners, LP (10)	1,550,649		4.4%

*	Less than one percent.

1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Concord Acquisition Corp, 477 Madison Avenue, 22nd Floor, New York, NY 10022.

2)	Concord Sponsor Group LLC, our sponsor, is the record holder of the shares of Class B common stock reported herein. Our sponsor is governed by a board of managers consisting of three managers, Bob Diamond, David Schamis and Jeff Tuder. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no manager of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

3)	Consists of 5,430,000 shares of Class B common stock and 510,289 shares of Class A common stock included in private placement units.

4)	Based on an amendment to Schedule 13G filed on February 16, 2021, by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin, Citadel Advisors is the portfolio manager for CEFL and CM, CAH is the sole member of Citadel Advisors, CGP is the general partner of CAH, CALC4 is the non-member manager of Citadel Securities, CSGP is the general partner of CALC4, and Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The address of each of such persons and entities is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

5)	Does not include certain shares indirectly owned by this individual as a result of his or her membership interest in our sponsor.

6)	Interests shown consist of shares of Class B common stock.

7)	Based on a Schedule 13G filed on February 14, 2022, by Azora Capital LP, a Delaware limited partnership (“Azora Capital”) registered with the Securities and Exchange Commission (the “SEC”), which serves as the investment manager to certain investment funds and/or accounts (the “Funds”), with respect to the shares of Common Stock (as defined in Item 2(d) below) held by the Funds; Azora Capital GP LLC, a Delaware limited liability company (“Azora Capital GP”), which serves as the general partner to Azora Capital, with respect to the shares of Common Stock held by the Funds; and Ravi Chopra (“Mr. Chopra”), a United States citizen, who serves as the managing member to Azora Capital GP with respect to the shares of Common Stock held by the Funds. The foregoing persons are hereinafter sometimes collectively referred to as the “Reporting Persons.” The business address of Azora Capital, Azora Capital GP and Mr. Chopra is at 3350 Virginia St, Suite 219, Coconut Grove, FL 33133.

8)	Based on a Schedule 13G/A filed on February 9, 2022, by ARK Investment Management LLC, a Delaware limited liability company. The business address of ARK Investment Management LLC is 3 East 28th Street, 7th Floor, New York, NY 10016.

9)	Based on a Schedule 13G/A filed on May 18, 2022, by Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”); Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The Common Stock reported in this Schedule 13G are held in the Accounts managed by Sculptor and Sculptor-II; Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation, serves as the general partner of Sculptor; Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company that is wholly owned by Sculptor, serves as the general partner of Sculptor-II; Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II; Sculptor Master Fund, Ltd. (“SCMF”) is a Cayman Islands company. Sculptor is the investment adviser to SCMF; Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership that is wholly owned by SCMF; Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is a Cayman Islands company. Sculptor is the investment adviser to SCCO; Sculptor SC II LP (“NJGC”) is a Delaware limited partnership. Sculptor-II is the investment adviser to NJGC; Sculptor Enhanced Master Fund, Ltd. (“SCEN”) is a Cayman Islands company. Sculptor is the investment adviser to SCEN. The address of the principal business offices of Sculptor, Sculptor-II, SCHC, SCHC-II, SCU, SCMF, NRMD, SCEN, SCCO and NJGC is 9 West 57 Street, 39 Floor, New York, NY 10019.

10)	Based on a Schedule 13G filed on September 14, 2022, 683 Capital Partners, LP, a Delaware limited partnership, and Ari Zweiman. The principal business address for the Reporting Persons is 1700 Broadway, Suite 4200, New York, NY 10019.

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●

If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Concord’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: CND.info@morrowsodali.com; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Concord Acquisition Corp, 477 Madison Avenue, 22nd Floor, New York, NY 10012, Attention: Jeff Tuder, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•] 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Concord ACQUISITION CORP

[●], 2022

Concord Acquisition Corp, a corporation organized and existing under the laws of the State of Delaware (the "Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Concord Acquisition Corp” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 20, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate") was filed with the Secretary of State of the State of Delaware on December 7, 2020;

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Sections 9.1(b), 9.2(a), 9.2(d), 9.2(e), 9.2(f), 9.7 and 9.8 are hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2020, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by January 31, 2023, subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by January 31, 2023 or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

9.2(d) In the event that the Corporation has not completed an initial Business Combination by January 31, 2023, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

9.2(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

9.2(f) [RESERVED].

9.7 If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by January 31, 2023 or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

9.8 [RESERVED].

IN WITNESS WHEREOF, Concord Acquisition Corp has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

CONCORD ACQUISITION CORP

By:
	Name:	Jeff Tuder
	Title:	Chief Executive Officer

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CONCORD ACQUISITION CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
[●], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2022, in connection with the Special Meeting to be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and hereby appoints Jeff Tuder and Michele Cito, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Concord Acquisition Corp (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting, the accompany proxy statement and our 2021 annual report are available at [●].

FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment

To amend Concord’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 10, 2022 to January 31, 2023, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

☐	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 2 — Adjournment of the Meeting

To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposal.

☐	☐	☐

Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.